EXHIBIT 10.8

Agreement #B011509PC001

AMENDMENT #1 TO PURCHASE AGREEMENT

This Agreement is made effective the second day of December, 2002.

BETWEEN:

TELUS Communications Inc.
On behalf of itself and its Affiliates
(“TELUS”)

and

Surge Technologies Inc.
(the “Supplier”)

Whereas the parties entered into an Agreement effective on May 28, 2002 is subsequently amended by this Amendment # 1 on the terms and conditions stated herein.

The following Schedules has been amended. Please review and sign where indicated to acknowledge your acceptance.

Schedule “A” PRICING

Change: BARMAC B011509PC001
Pricing: July 1, 2002 – February 28, 2006 (three year pricing)

To: Surge Technologies B011509PC001 – Station Protection
Pricing: July 1, 2002 – February 28, 2006 (three year & 8 months pricing)

Addition: Surge Technologies B011509PC001 – Building Entrance Terminals

The Agreement as amended by this Amendment shall remain in full force and effect. In the event of any conflict between the Agreement and this Amending Agreement, this Amending agreement shall govern.

IN WITNESS WHEREOF, the parties have caused this Amending Agreement to be executed by their duly authorized representatives, on the date specified below.

TELUS Communications Inc.	Surge Technologies Inc.

/s/ Ronald Wiebe	/s/ Gordon McPhedran

Ronald Wiebe- Contracts Manager	Gordon McPhedran – President & CEO

Date: December 4, 2002	Date: December 3, 2002

BARMAC
B011509PC001
Forecasting March 1, 2002 - February 28, 2003
O/A #4600011725

Schedule "A"

* If necessary, we can work with BARMAC on the Minimum Order Quantity

Current Contract March 1, 2002 - February 28, 2003 Extension - Purchase Agreement July 1, 2002 - February 28, 2006
Pricing: July 1, 2002 - February 28, 2006 (three year pricing)

Items 1 thru 8 (FOB change per discussion 07/08/2002)
Freight: Paid to Langley
FOB: Destination

Items 9 thru 11
Freight: Collect Items 9 thru 11
FOB: Origin

Payment Terms: 1% 10 Net 30
(Freight: Paid to Manchester has it's own pricing if required.)

*Confidential Information on pricing and quantities has been omitted and filed separately with the Comission.

BARMAC
B011509PC001
Forecasting March 1, 2002 - February 28, 2003
O/A #4600011725

Schedule "B"

Contract Term: January 1, 2003 - February 28, 2006 (pricing 3 years & 2 months)
Payment Terms: 5% 10 Net 30
FOB:      Origin
Freight: Paid to Langley & Collect to Various Locations.

*Confidential Information on pricing and quantities has been omitted and filed seperately with the Commission